Exhibit 21

Subsidiaries of Radian Group Inc.

Radian Mortgage Guaranty Inc. (Pennsylvania domiciled wholly owned subsidiary of Radian Group Inc.)
Radian Reinsurance Inc. (Pennsylvania domiciled wholly owned subsidiary of Radian Group Inc.)
Radian MI Services Inc. (Pennsylvania domiciled wholly owned subsidiary of Radian Group Inc.)
Radian Insurance Services LLC (Pennsylvania domiciled wholly owned subsidiary of Radian MI Services Inc.)
Radian Consulting Services LLC (Pennsylvania domiciled wholly owned subsidiary of Radian MI Services Inc.)
Enhance Financial Services Group Inc. (New York domiciled wholly owned subsidiary of Radian Group Inc.)
Radian Guaranty Reinsurance Inc. (Pennsylvania domiciled wholly owned subsidiary of Enhance Financial Services Group
Inc.)
Enhance C-BASS Residual Finance Corporation (Delaware domiciled wholly owned subsidiary of Radian Guaranty
Reinsurance Inc.)
Residual Interest Investments LP (Delaware domiciled subsidiary owned 99.2% by Radian Guaranty Reinsurance
Inc. and 0.8% by Enhance C-BASS Residual Finance Corporation)
Radian Investor Surety Inc. (Pennsylvania domiciled wholly owned subsidiary of Radian Group Inc.)
Radian Mortgage Assurance Inc. (Pennsylvania domiciled wholly owned subsidiary of Radian Group Inc.)
Radian Insurance Inc. (Pennsylvania domiciled wholly owned subsidiary of Radian Group Inc.)
Radian Guaranty Inc. (Pennsylvania domiciled wholly owned subsidiary of Radian Group Inc.)
Radian Title Services Inc. (Delaware domiciled wholly owned subsidiary of Radian Group Inc.)
Entitle Direct Group, Inc. (Delaware domiciled wholly owned subsidiary of Radian Title Services Inc.)
Entitle Insurance Company (Ohio domiciled wholly owned subsidiary of Entitle Direct Group, Inc.)
Clayton Group Holdings Inc. (Delaware domiciled wholly owned subsidiary of Radian Group Inc.)
Radian Clayton Services LLC (Delaware domiciled wholly owned subsidiary of Clayton Group Holdings Inc.)
Clayton Holdings LLC (Delaware domiciled wholly owned subsidiary of Clayton Group Holdings Inc.)
Clayton Fixed Income Services (Delaware domiciled wholly owned subsidiary of Clayton Holdings LLC)
Clayton Services LLC (Delaware domiciled wholly owned subsidiary of Clayton Holdings LLC)
Clayton Support Services LLC (Delaware domiciled wholly owned subsidiary of Clayton Services LLC)
First Madison Services LLC (Delaware domiciled wholly owned subsidiary of Clayton Services LLC)
Radian Settlement Services Inc. (Pennsylvania domiciled wholly owned subsidiary of First
Madison Services LLC)
Radian Title Agency Of Texas (Texas domiciled wholly owned subsidiary of
Radian Settlement Services Inc.)
ValuEscrow, Inc. (California domiciled wholly owned subsidiary of
Radian Settlement Services Inc.)
Radian Settlement Consulting Services LLC (Pennsylvania domiciled wholly owned subsidiary of Radian Settlement Services Inc.)
ValuAmerica of Alabama LLC (Alabama domiciled
wholly owned subsidiary of Radian Settlement Consulting Services LLC)
Red Bell Real Estate, LLC (Delaware domiciled wholly owned subsidiary of First Madison
Services LLC)
Red Bell Real Estate, Inc. (California domiciled wholly owned subsidiary of Red Bell
Real Estate, LLC)
Red Bell Ohio, LLC (Delaware domiciled wholly owned subsidiary of Red Bell Real
Estate, LLC)
Radian Technology Services LLC (Delaware domiciled wholly owned subsidiary of Red
Bell Real Estate, LLC)
Homegenius LLC (Delaware domiciled wholly owned subsidiary of Red Bell Real
Estate, LLC)
Homegenius Real Estate of California Inc. (Delaware domiciled wholly owned subsidiary of Homegenius LLC)
Homegenius Real Estate of Florida LLC (Delaware domiciled wholly owned subsidiary of Homegenius LLC)
Homegenius Real Estate of Georgia LLC (Delaware domiciled wholly owned subsidiary of Homegenius LLC)
Homegenius Real Estate of Illinois LLC (Delaware domiciled wholly owned subsidiary of Homegenius LLC)

Homegenius Real Estate of North Carolina LLC (Delaware domiciled wholly owned subsidiary of Homegenius LLC)
Homegenius Real Estate of Texas LLC (Delaware domiciled wholly owned subsidiary of Homegenius LLC)
Independent Settlement Services, LLC (Pennsylvania domiciled wholly owned subsidiary of Red Bell Real Estate, LLC)
Pyramid Platform, LLC (Delaware domiciled wholly owned subsidiary of First Madison
Services LLC)
Green River Capital, LLC (Delaware domiciled wholly owned subsidiary of First Madison
Services LLC)
GR Financial LLC (Utah domiciled wholly owned subsidiary of Green River
Capital,     LLC)
Home Match LLC (Delaware domiciled wholly owned subsidiary of First Madison Services LLC)